UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2007

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.03 Bankruptcy or Receivership.

On February 15, 2007, the United States Bankruptcy Court overseeing the Company's Chapter 11 bankruptcy proceedings approved the sale of substantially all the assets of Enesco Group, Inc. (the "Company") to an affiliate of Tinicum Capital Partners II, L.P. ("Tinicum") as further described in Item 2.01 below

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 15, 2007, the Company completed the sale of substantially all of its assets to EGI Acquisition, LLC (to be known as Enesco, LLC, the "Purchaser"), a privately held company affiliated with Tinicum. The sale was made pursuant to the terms of the previously announced Asset Purchase Agreement, as amended, among the Company, certain subsidiaries of the Company named therein, and Purchaser, following the approval of the United States Bankruptcy Court overseeing the Company’s Chapter 11 bankruptcy proceedings.

The consideration paid for the Company's business, operations and assets consisted of the forgiveness of all amounts due under the Company's senior secured debtor-in-possession financing facility and certain other obligations owed to Tinicum and its affiliates, the assumption of certain Company liabilities, and the establishment of a $700,000 cash wind-down fund.

The Company expects to file a plan of liquidation with the U.S. Bankruptcy Court that will provide for the payment of the Company's bankruptcy-related expenses, the distribution of any residual funds to the remaining creditors and the dissolution of the Company. It is expected that any dissolution will result in the cancellation of the Company's common stock without any distribution to the Company's stockholders.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the closing of the sale of the Company's assets to EGI Acquisition, LLC, all executive officers of the Company effectively resigned from the Company except Marie Meisenbach Graul, the Company's Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Asset Purchase Agreement, dated as January 21, 2007, among the Company, certain subsidiaries of the Company named therein, and EGI Acquisition,
LLC (incorporated by reference to Exhibit 10.1 of the Company’s Current
Report on Form 8-K filed with the Securities and Exchange Commission on
January 25, 2007).
10.2 Amendment No. 1 to Asset Purchase Agreement among the Company, certain subsidiaries of the Company named therein, and EGI Acquisition, LLC.
99.1 Bankruptcy Court Order, dated February 15, 2007, approving sale of assets.
99.2 Press release of the Company dated February 15, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

February 21, 2007	By:	/s/ Marie Meisenbach Graul

Name: Marie Meisenbach Graul
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase Agreement, dated as January 21, 2007, among the Company, certain subsidiaries of the Company named therein, and EGI Acquisition, LLC (incorporated by reference to Exhibit 10.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2007).
10.2	Amendment No. 1 to Asset Purchase Agreement among the Company, certain subsidiaries of the Company named therein, and EGI Acquisition, LLC.
99.1	Bankruptcy Court Order, dated February 15, 2007, approving sale of assets.
99.2	Press release of the Company dated February 15, 2007.